UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 29, 2004


                            BRANDPARTNERS GROUP INC.
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


DELAWARE                                0-16530                13-3236325
--------                                -------                ----------
(STATE OR OTHER JURISDICTION)         (COMMISSION           (I.R.S. EMPLOYER
OF INCORPORATION)                     FILE NUMBER)           IDENTIFICATION)


                       10 MAIN STREET, ROCHESTER, NH 03839

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 732-3999
                                                           --------------


                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))





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ITEM 7.01 REGULATION FD DISCLOSURE

On September 29, 2004 the Company issued a press release announcing that it has year to date reached approximately $36 million in bookings for design/build creative and fixture sales. The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by the specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1 Press release dated September 29, 2004


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BRAND PARTNERS GROUP INC.

Date: September 30, 2004
                                      By: /S/  JAMES F. BROOKS
                                          --------------------
                                      James F. Brooks President and
                                      Chief Executive Officer



















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